UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)

 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2013

ANACOR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34973	25-1854385
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1020 East Meadow Circle

Palo Alto, CA 94303-4230

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 543-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                                  OTHER EVENTS.

On January 29, 2013, Anacor Pharmaceuticals, Inc. issued a press release announcing results from the first of two Phase 3 clinical trials of tavaborole for the treatment of onychomycosis and hosted a conference call to discuss the results.

Copies of such press release and supplemental slides in connection with this conference call are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit	Description
99.1	Press Release titled “Anacor Pharmaceuticals Announces Positive Results from the First of Two Phase 3 Trials of Tavaborole for Onychomycosis,” dated January 29, 2013

99.2	Anacor Pharmaceuticals, Inc. Conference Call Slides dated January 29, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2013	ANACOR PHARMACEUTICALS, INC.

	By:	/s/ Geoffrey M. Parker
Geoffrey M. Parker
Senior Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release titled “Anacor Pharmaceuticals Announces Positive Results from the First of Two Phase 3 Trials of Tavaborole for Onychomycosis,” dated January 29, 2013

99.2	Anacor Pharmaceuticals, Inc. Conference Call Slides dated January 29, 2013